UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	February 11, 2020
Shutterstock, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Fifth Avenue, 21st Floor
New York, NY 10118
(Address of principal executive offices, including zip code)
(646) 710-3417
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.
 On February 13, 2020, Shutterstock, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal period ended December 31, 2019.  A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. In addition, a copy of the presentation slides which will be referenced on the Company’s earnings call at 8:30 a.m. Eastern Time on Thursday, February 13, 2020 is furnished as Exhibit 99.2 to this current report and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Announcement of Chief Executive Officer
On February 13, 2020, the Company announced that the Company’s Board of Directors (the “Board”) has named Jon Oringer, currently Chief Executive Officer and Chairman of the Board, as Executive Chairman of the Company, effective April 1, 2020. Stan Pavlovsky, the Company’s current President and Chief Operating Officer, will become the Company’s Chief Executive Officer and a director, also effective April 1, 2020. Mr. Oringer and the Board agreed to these transitions on February 11, 2020.
Mr. Pavlovsky, 48, has served as the Company’s President and Chief Operating Officer since June 2019, and previously served as the Company’s Co-Chief Operating Officer and Head of Strategic Operations from April 2019 to June 2019. Prior to joining the Company, Mr. Pavlovsky served as the Executive Vice President, President of Meredith Digital at Meredith Corporation, a media and marketing company, from August 2016 through March 2019. From March 2013 through August 2016, Mr. Pavlovsky served as President of Allrecipes.com, a Meredith company. Prior to joining Meredith, Mr. Pavlovsky was Vice President eCommerce, Merchandising & Marketing at Walgreens Boots Alliance, Inc., a pharmacy store chain, from June 2011 through March 2013. Mr. Pavlovsky previously spent several years at Drugstore.com, an internet retailer in health and beauty care products, which was acquired by Walgreens in 2011, serving in several capacities, including serving in his final years as Vice President, Drugstore.com. Mr. Pavlovsky holds a B.A. from California State University, Northridge and an M.B.A. from City University of Seattle.
Effective April 1, 2020, Mr. Pavlovsky has been appointed as a Class I director of the Company with a term expiring at the Company’s 2022 annual meeting of stockholders. The size of the Board will accordingly be increased to seven.
There is no agreement or understanding between Mr. Pavlovsky and any other person pursuant to which he was selected as Chief Executive Officer and a director of the Company, nor is there any family relationship between Mr. Pavlovsky and any of the Company’s directors or other executive officers. There are no transactions in which Mr. Pavlovsky has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Employment Agreements
In connection with the transition of Mr. Oringer’s role, on February 11, 2020, the Company entered into an amendment to the employment agreement between Mr. Oringer and the Company as well as an amendment to the severance and change in control agreement between Mr. Oringer and the Company, reflecting, in each case, Mr. Oringer’s new title and role.
In connection with Mr. Pavlovsky’s appointment as Chief Executive Officer, on February 11, 2020, the Company entered into a second amendment to the employment agreement, as previously amended, between Mr. Pavlovsky and the Company, pursuant to which Mr. Pavlovsky’s title, base salary, bonus percentage and certain definitions were updated for Mr. Pavlovsky’s new role.

The foregoing descriptions of Mr. Oringer’s and Mr. Pavlovsky’s employment agreement amendments do not purport to be complete and each is qualified in its entirety by reference to the complete text thereof, copies of which will be filed as Exhibits 10.5(d), 10.5(e) and 10.24(c), respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
Form of Performance Stock Unit Award Agreement
On February 11, 2020, the Compensation Committee approved a new form of performance-based stock unit award agreement (the “Form PSU Award Agreement”) under the Company’s Amended and Restated 2012 Omnibus Equity Incentive Plan (the “2012 Plan”) in relation to performance-based stock units (“PSUs”) to be awarded to eligible employees at the Company. The Form PSU Award Agreement provides for the grant of performance stock units which generally vest at the end of the performance period specified therein, but only results in the issuance of shares if the Company achieves specified thresholds of revenue growth year over year (“Revenue Growth”) and Adjusted EBITDA margin (as described in the Form PSU Award Agreement) during such performance period. The exact number of shares issuable pursuant to the Form PSU Award Agreement depends on level of the Company’s achievement against the Revenue Growth targets, which are weighted as 25% of the final achievement percentage, and Adjusted EBITDA margin targets, which are weighted as 75% of the final achievement percentage, which targets will be set by the Compensation Committee for the three annual performance periods covered by the award. In general, payout can range from 0 shares to 150% of the target number of shares subject to the PSUs, depending on the level of achievement.
The foregoing description is subject to, and qualified in its entirety by, the 2012 Plan, which was filed on February 27, 2015 with the Company’s Annual Report on Form 10-K as Exhibit 10.2 and is incorporated herein by reference, and the Form PSU Award Agreement, which is filed with this report as Exhibit 10.1 and is incorporated herein by reference.
Equity Awards
In connection with Mr. Oringer’s appointment as Executive Chairman and Mr. Pavlovsky’s appointment as Chief Executive Officer, the Compensation Committee of the Board (the “Compensation Committee”) determined to grant each of Mr. Oringer and Mr. Pavlovsky equity awards, with a grant date of April 1, 2020, comprised of PSUs and time-based restricted stock units (“RSUs”), as set forth below:

Name	Total Value	Value of PSUs	Value of RSUs
Jon Oringer	$4,500,000	$4,500,000	N/A
Stan Pavlovsky	$5,500,000	$4,500,000	$1,000,000
The number of shares subject to the PSU and RSU grants will be determined by dividing the cash value of the award by the average of the closing price for a share of the Company’s common stock during the 30 trading-day period ending on March 31, 2020 (the trading date immediately prior to the grant date), rounded down to the nearest whole number of shares.
PSUs
The awards of PSUs will be measured against performance goals set by the Compensation Committee for each year during a three-year performance period starting on January 1, 2020, and ending on December 31, 2022 (each fiscal year, an “Annual Performance Period”), and the number of shares of common stock of the Company that may eventually vest following the end of each Annual Performance Period, will be between 0% and 150% of an executive’s target shares, depending on his continued service with the Company and the extent to which the performance goals will have been achieved at the end of each Annual Performance Period.
The foregoing description of the PSU awards for Mr. Oringer and Mr. Pavlovsky is a summary and is qualified in its entirety by reference to the form of PSU Award Agreement, which is filed with this report as Exhibit 10.1, and the terms of which are incorporated herein by reference.

RSUs
The RSUs to be granted to Mr. Pavlovsky, as described above, vest in equal annual installments over three years, subject to Mr. Pavlovsky’s continued service with us. The RSU awards will be granted under our 2012 Plan using the form of RSU award agreement previously filed by the Company with its Quarterly Report on Form 10-Q on November 4, 2016 as Exhibit 10.1. The foregoing description of the RSUs awards for Mr. Pavlovsky is a summary and is qualified in its entirety by reference to the amended form of RSU award agreement, which was filed on November 4, 2016 with the Company's Quarterly Report on Form 10-Q as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
The Board has approved the initiation of a quarterly cash dividend beginning in the first quarter of fiscal 2020. On February 11, 2020, the Board declared a quarterly cash dividend of $0.17 per share of outstanding common stock, payable on March 19, 2020 to stockholders of record at the close of business on March 5, 2020. The declaration and payment of any future quarterly cash dividend will be subject to the discretion of the Board.
The initial cash dividend is further described in the Company’s press release furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information provided above in “Item 2.02 Results of Operations and Financial Condition” is incorporated by reference in this Item 7.01.
In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
Statements in this Current Report on Form 8-K regarding future expectations, predictions, beliefs, goals, intentions, plans, prospects or strategies, including statements regarding future dividends, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors including risks related to any changes to or the effects on liabilities, financial condition, future capital expenditures, revenue, expenses, net income or loss, synergies and future prospects; the Company’s inability to continue to attract and retain customers and contributors to the Company’s online marketplace for creative content; competitive factors; the Company’s inability to innovate technologically or develop, market and offer new products and services; costs related to litigation or infringement claims, indemnification claims and the inability to prevent misuse of the Company’s digital content; the Company’s inability to increase market awareness of Shutterstock and the Company’s products and services; the Company’s inability to effectively manage its growth; the Company’s inability to grow at historic growth rates or at all; technological interruptions that impair access to the Company’s websites; assertions by third parties of infringement of intellectual property rights by the Company; the Company’s inability to effectively manage risks associated with operating internationally; the Company’s exposure to foreign exchange rate risk; the Company’s inability to address risks associated with sales to large corporate customers; government regulation of the internet; increasing regulation related to the handling of personal data; actions by governments to restrict access to the Company’s products and services; the Company’s inability to effectively expand the Company’s operations into new products, services and technologies; the Company’s inability to protect the confidential information of customers; increased tax liabilities associated with the Company’s worldwide operations, including the Company’s exposure to withholding, sales and transaction tax liabilities; the effect of the Tax Cuts and Jobs Act of 2017; general economic and political conditions worldwide; the Company’s inability to successfully integrate acquisitions and the associated technology and achieve operational efficiencies; and other factors and risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as well as in other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The forward-looking statements contained in this Current Report on Form 8-K are made only as of the date hereof and the Company assumes no obligation to update the information included in this Current Report on Form 8-K or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits.

10.1	Form of Performance Stock Unit Award Agreement

99.1	Press release entitled “Shutterstock Reports Fourth Quarter and Full Year 2019 Financial Results; Announces Quarterly Dividend of $0.17 per share,” dated February 13, 2020

99.2	Presentation slides referenced on the earnings call held by Shutterstock, Inc. on February 13, 2020

99.3	Press release entitled “Shutterstock Names Jon Oringer Executive Chairman and Appoints Stan Pavlovsky as Chief Executive Officer,” dated February 13, 2020

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Form of Performance Stock Unit Award Agreement

99.1	Press release entitled “Shutterstock Reports Fourth Quarter and Full Year 2019 Financial Results; Announces Quarterly Dividend of $0.17 per share,” dated February 13, 2020

99.2	Presentation slides referenced on the earnings call held by Shutterstock, Inc. on February 13, 2020

99.3	Press release entitled “Shutterstock Appoints Stan Pavlovsky as Chief Executive Officer and Names Jon Oringer Executive Chairman,” dated February 13, 2020

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: February 13, 2020	By:	/s/ Jarrod Yahes
Jarrod Yahes
Chief Financial Officer